UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2021

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1331 Gemini Street Suite 250 Houston, Texas 77058
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Safety-Kleen Sale Agreement

On June 29, 2021, Vertex Energy, Inc. (the “Company”, “we”, “us”, “Vertex” or “Vertex Energy”) entered into an Asset Purchase Agreement (the “Sale Agreement”) with Vertex Energy Operating, LLC, our wholly-owned subsidiary (“Vertex Operating”) and our direct or indirect subsidiaries, Vertex Refining LA, LLC (“Vertex LA”), Vertex Refining OH, LLC (“Vertex OH”), Cedar Marine Terminals, L.P. (“CMT”), H & H Oil, L.P. (“H&H”), and Safety-Kleen Systems, Inc. (“Safety-Kleen”), dated as of June 28, 2021.

Pursuant to the Sale Agreement, Safety-Kleen agreed to acquire the Company’s Marrero used oil refinery in Louisiana (currently owned by Vertex LA); our Heartland used oil refinery in Ohio (currently owned by Vertex OH); our H&H and Heartland used motor oil (“UMO”) collections business; our oil filters and absorbent materials recycling facility in East Texas; and the rights CMT holds to a lease on the Cedar Marine terminal in Baytown, Texas.

The initial base purchase price for the assets is $140 million, which is subject to customary adjustments to account for working capital, taxes and assumed liabilities.

The Sale Agreement also requires us to place $7 million of shares of our common stock into escrow for a period of 18 months following the closing (the “Escrow Period”), in order to satisfy any indemnification claims made by Safety-Kleen pursuant to the terms of the Sale Agreement. Such shares are to be valued at the volume weighted average price of the Company’s common stock for the ten consecutive trading days ending on and including the closing date (the “10-Day VWAP”). On the last day of each fiscal quarter during the Escrow Period, the value of the shares of common stock held in escrow is calculated (based on the 10-Day VWAP, using the last day of each quarter as the ending trading day in lieu of the closing date), and if such value is less than $7 million (less any value of shares released from escrow to satisfy indemnification claims under the Sale Agreement, based on the 10-Day VWAP ending on the trading day immediately prior to the date any such shares are released from escrow), we are required to deposit additional shares into escrow such that the value of shares held in the escrow account is at least $7 million at all times. Notwithstanding the above, in no event will the number of shares issued into the escrow account, or otherwise pursuant to the terms of the Sale Agreement, exceed 19.9% of the Company’s outstanding common stock on the date the Sale Agreement was entered into. Upon termination of the Escrow Period, any shares remaining in escrow (subject to pending claims) are to be returned to the Company for cancellation.

The Sale Agreement is subject to termination prior to closing under certain circumstances, and may be terminated: at any time prior to the closing date by the mutual consent of the parties; by Safety-Kleen in the event the closing has not occurred by December 31, 2021 (the “Outside Date”, subject to certain extensions as discussed in the Sale Agreement), in the event such failure to close is not a result of Safety-Kleen’s breach of the agreement, provided that if the failure to close is the result of the failure to obtain certain government consents or the failure of the Company to obtain the required shareholder approval for the transaction, either party may extend the Outside Date for up to an additional 90 days; by the Company or Safety-Kleen, if the other party has breached the agreement, subject to certain cases to the right to cure such breach; by the Company if it becomes apparent that the closing of the Sale Agreement will not occur due to certain reasons, including if any of Safety-Kleen’s required conditions to closing conditions will not be fulfilled by the Outside Date, unless such failure is the result of the Company. In the event that the Sale Agreement is terminated as a result of the failure of the Company’s shareholders to approve the transaction, we are required to reimburse all of Safety-Kleen’s out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, financing sources, experts and consultants) incurred in connection with the authorization, preparation, negotiation, execution and performance of the Sale Agreement and the transactions contemplated therein (the “Reimbursement”).

If Safety-Kleen terminates the Sale Agreement for certain reasons, including in certain cases due to a breach of the agreement by the Company in the event the Company solicits other competing transactions or takes other similar actions; because the Company considers a competing transaction and the shareholders of the Company fail to approve the Sale Agreement; or the Company’s board of directors refuses to complete the transaction due to a competing transaction, then we are required to pay Safety-Kleen a break-fee of $3,000,000, less amounts paid as Reimbursement, which will be the sole remedy of Safety-Kleen in such situation.

The Sale Agreement is expected to close in the fourth quarter of 2021, subject to satisfaction of customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the absence of legal impediments prohibiting the transaction, and receipt of regulatory approvals and required consents. The Sale Agreement also requires us to hold a shareholders meeting to seek shareholder approval for the Sale Agreement, and the closing is conditioned on the Company’s shareholders approving such Sale Agreement. The conditions to the closing of the Sale Agreement may not be met, and such closing may not ultimately occur on the terms set forth in the Sale Agreement, if at all.

The Company (and its subsidiaries) and Safety-Kleen have made customary representations and warranties and have agreed to customary covenants in the Sale Agreement, including the agreement of the Company, subject to certain exceptions, to conduct the businesses being acquired in the ordinary course, to use commercially reasonable efforts to preserve the assets and to refrain from engaging in certain activities during the period from the execution of the Sale Agreement to the closing of the transaction. As discussed above, the Sale Agreement contains customary termination rights for both the Company and Safety-Kleen. There is no assurance that all of the conditions to the consummation of the Sale Agreement will be satisfied. The Sale Agreement also provides for indemnification rights with respect to, among other things, breaches of representations, warranties or covenants by the parties, subject to certain limitations, caps and minimum thresholds.

The Sale Agreement contains representations and warranties by the Company (and its subsidiaries) and Safety-Kleen as of specific dates. The representations and warranties reflect negotiations between the parties to the Sale Agreement and are not intended as statements of fact to be relied upon by the Company’s shareholders; in certain cases, the representations and warranties merely represent allocation decisions among the parties; may have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Sale Agreement, which disclosures are not reflected in the Sale Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. As such, the representations and warranties are solely for the benefit of the parties to the agreement. The representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, may change after the date of the Sale Agreement and should not be relied upon as statements of facts.

The foregoing description of the Sale Agreement is only a summary and is not complete, and is qualified in its entirety by reference to the Sale Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 29, 2021, the Company issued a press release announcing the entry into the Sale Agreement. A copy of the press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Houlihan Lokey and H.C. Wainwright acted as financial advisors to the Company on the transaction. Vallum Advisors acted as financial communications counsel to the Company.

Item 3.02 Unregistered Sales of Equity Securities.

As described above under “Item 1” – “Safety-Kleen Sale Agreement”, upon closing of the Sale Agreement, we will place $7 million of shares of common stock into escrow, to be released 18 months after the closing, in order to satisfy any indemnification claims made by Safety-Kleen pursuant to the terms of the Sale Agreement. On the last day of each fiscal quarter that any of our shares of common stock are in escrow, in the event the value of the shares held in escrow is less than $7 million, based on the then market price of our common stock, we are required to increase the number of shares of common stock held in escrow to total $7 million in aggregate value. To the extent such shares are deemed “sold or offered”, we plan to claim an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the transaction will not involve a public offering, the recipient is an “accredited investor”, and will acquire the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities will be subject to transfer restrictions, and the certificates evidencing the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom and are further subject to the terms of the escrow agreement. The securities will not be registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*+£	Asset Purchase Agreement among Vertex Energy, Inc., Vertex Energy Operating, LLC, Vertex Refining LA, LLC, Vertex Refining OH, LLC, Cedar Marine Terminals, L.P., H & H Oil, L.P., and Safety-Kleen Systems, Inc. dated as of June 29, 2021
99.1**	Press release dated June 29, 2021

* Filed herewith.

** Furnished herewith.

+ Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Vertex Energy, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

£ Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[****]”) because the identified confidential portions (i) are not material and (ii) the Company customarily and actually treats that information as private or confidential.

Forward-Looking Statements

Certain of the matters discussed in this communication and Exhibit 99.1 hereto, which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the Sale Agreement on the terms set forth in, and pursuant to the required timing set forth in, the Sale Agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of Safety-Kleen or the Company (collectively, the “Sale Agreement Parties”) to terminate the Sale Agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Sale Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the Sale Agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the Sale Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability to obtain approval by the Company’s shareholders on the expected schedule of the transactions contemplated by the Sale Agreement; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Sale Agreement; the ability of the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the Company following the closing of the Sale Agreement; the business, economic and political conditions in the markets in which Sale Agreement Parties operate; risks associated with the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of the transaction; outstanding credit facilities, including amounts owed, restrictive covenants, security interests thereon and the Company’s ability to repay such facilities and amounts due thereon when due; risks associated with the Company’s outstanding preferred stock, including redemption obligations in connection therewith, restrictive covenants and the Company’s ability to redeem such securities; the level of competition in the Company’s industry and the Company’s ability to compete; the Company’s ability to respond to changes in the Company’s industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; the Company’s ability to protect its intellectual property and not infringe on others’ intellectual property; the Company’s ability to scale its business; its ability to maintain supplier relationships and obtain adequate supplies of feedstocks; its ability to obtain and retain customers; risks associated with the Company’s ability to complete the proposed purchase transaction with Shell Oil Company (“Shell”) as previously disclosed on anticipated terms and timing, if at all, including obtaining regulatory approvals, unforeseen liabilities, future capital expenditures, the ability to recognize synergies, and the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of pending transactions (including the Shell acquisition); the expected benefits, output, financial metrics and production of proposed transactions (including the Shell acquisition); Vertex Energy’s ability to satisfy closing conditions associated with the previously disclosed Shell acquisition; its ability to raise sufficient capital to complete the Shell acquisition and a planned renewable diesel project and the terms of such funding; the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the acquisition transaction on the terms disclosed, if at all, the right of one or both of Vertex Energy or Shell to terminate the acquisition agreement and the result of such termination, including a termination fee of $10 million payable by Vertex Energy under certain conditions; the outcome of any legal proceedings that may be instituted against any parties or their respective directors in connection with such planned Shell acquisition transaction; the ability to obtain regulatory approvals and other consents, and meet other closing conditions to the acquisition on a timely basis or at all, including the risk that regulatory approvals or other consents required for the acquisition are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect Vertex’s acquisition or the expected benefits of the transaction; difficulties and delays in integrating the acquired assets businesses; and the Company’s plans for financing the acquisition and planned renewable diesel project; risks associated with COVID-19, the global efforts to stop the spread of COVID-19, potential downturns in the U.S. and global economies due to COVID-19 and the efforts to stop the spread of the virus, and COVID-19 in general; the lack of capital available on acceptable terms to finance the Company’s continued growth; and other risk factors included from time to time in documents Vertex Energy files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on Vertex Energy’s future results.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication and in Exhibit 99.1 are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Sale Agreement Parties are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed Sale Agreement, the Company plans to file with the SEC a proxy statement to seek shareholder approval for the Sale Agreement, which, when finalized, will be sent to the shareholders of the Company seeking their approval of the respective transaction-related proposals. This communication is not a substitute for any proxy statement or other document Vertex may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED SALE AGREEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE SALE AGREEMENT AND THE PROPOSED SALE TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.vertexenergy.com. Documents filed with the SEC by the Company will be available free of charge on the “Investor Relations,” “SEC Filings” page of our website at www.vertexenergy.com. or, alternatively, by directing a request by mail, email or telephone to Vertex Energy, Inc. at 1331 Gemini Street, Suite 250, Houston, Texas 77058; chrisc@VertexEnergy.com; or (866) 660-8156, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of the Company in respect of the proposed Sale Agreement under the rules of the SEC. Information about the Company’s directors and executive officers and their ownership of the Company is available in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 7, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the Sale Agreement when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: June 29, 2021	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer